UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

Item 1 – Schedule of Investments.

Consolidated Portfolio of Investments as of June 30, 2014 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (95.7%)
DOMESTIC COMMON STOCKS (53.8%)
Banks & Thrifts (13.3%)
29,289	Bank of Commerce Holdings	$185,399
20,018	Centerstate Banks, Inc.	224,199
43,644	Central Valley Community Bancorp	571,300
12,300	Citizens & Northern Corp.	239,727
60,000	Community Bank*(a)(b)(c)	7,086,000
77,436	Eastern Virginia Bankshares, Inc.*	495,590
39,700	First American International*	599,470
116,276	First Capital Bancorp, Inc.*	523,242
26,549	First Merchants Corp.	561,246
193,261	Florida Capital Group*(a)(b)(c)	6,494
60,000	Independence Bank*	660,000
126,100	Metro Bancorp, Inc.*	2,915,432
48,450	National Bancshares, Inc., Escrow*(a)(b)(c)	15,848
4,000	North Dallas Bank & Trust Co.	228,000
30,400	Oak Ridge Financial Services, Inc.*	210,672
1,900	Old Point Financial Corp.	28,880
55,000	San Diego Private Bank*	684,750
92,195	Southern First Bancshares, Inc.*	1,240,945
79,900	Southern National Bancorp of Virginia, Inc.	891,684
365,646	Square 1 Financial, Inc. - Class A*	6,950,931
43,178	Valley Commerce Bancorp	643,354
419,789	Wells Fargo & Co.	22,064,110
12,404	Xenith Bankshares, Inc.*	78,517

		47,105,790

Construction Machinery (1.5%)
49,200	Caterpillar, Inc.	5,346,564

Diversified Financial Services (6.6%)
303,800	JPMorgan Chase & Co.	17,504,956
125,890	Mackinac Financial Corp.	1,567,331
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	2,962,750
47,960	Tiptree Financial*(a)(c)(d)	1,167,346

		23,202,383

Environmental Control (0.3%)
30,000	Republic Services, Inc.	1,139,100

Healthcare Products & Services (2.1%)
70,900	Johnson & Johnson	7,417,558

Insurance (0.2%)
19,678	Forethought Financial Group, Inc., Escrow - Class A*(a)(b)(c)	749,810

Mining (4.4%)
425,300	Freeport-McMoRan Copper & Gold, Inc.	15,523,450

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	0

Shares	Description	Value (Note 1)
Oil & Gas (3.6%)
97,300	Chevron Corp.	$12,702,515

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	1,182,859

Registered Investment Companies (RICs) (0.3%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	979,600

Retail (3.0%)
190,700	Kohl’s Corp.	10,046,076
10,000	Wal-Mart Stores, Inc.	750,700

		10,796,776

Savings & Loans (6.4%)
10,000	Auburn Bancorp, Inc.*	72,500
33,500	Eagle Bancorp	351,750
31,254	Georgetown Bancorp, Inc.	503,502
84,989	Hampden Bancorp, Inc.	1,432,915
22,030	HF Financial Corp.	305,115
47,216	Home Bancorp, Inc.*	1,039,696
42,000	Liberty Bancorp, Inc.	598,500
16,122	Malvern Bancorp, Inc.*	169,765
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,568,450
106,998	Ocean Shore Holding Co.	1,567,521
29,100	Old Line Bancshares, Inc.	458,616
168,810	Pacific Premier Bancorp, Inc.*	2,378,533
165,930	Perpetual Federal Savings Bank(e)	2,998,355
40,650	Redwood Financial, Inc.*(e)	1,138,200
89,993	River Valley Bancorp(e)	2,013,143
6,300	Royal Financial, Inc.*	49,770
276,588	SI Financial Group, Inc.	3,183,528
110,500	Third Century Bancorp(e)	842,010

		22,671,869

Software & Services (6.0%)
57,000	International Business Machines Corp.	10,332,390
266,300	Oracle Corp.	10,793,139

		21,125,529

Technology, Hardware & Equipment (5.0%)
638,825	Cisco Systems, Inc.	15,874,801
23,000	Harris Corp.	1,742,250

		17,617,051

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,761,480
11,000	Philip Morris International, Inc.	927,410

		2,688,890

TOTAL DOMESTIC COMMON STOCKS
	(Cost $143,156,620)	190,249,744

LIMITED PARTNERSHIPS (0.7%)
33,250	Enterprise Products Partners LP	2,603,142

		2,603,142

TOTAL LIMITED PARTNERSHIPS
	(Cost $1,617,773)	2,603,142

Shares	Description	Value (Note 1)
FOREIGN COMMON STOCKS (7.2%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	$629,174

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,485,321

Iron/Steel (1.5%)
72,000	POSCO, ADR	5,359,680

National Stock Exchange (0.4%)
17,776	NSE India, Ltd.(a)(b)(c)	1,565,411

Oil & Gas (0.4%)
18,000	Total SA, Sponsored ADR	1,299,600

Pharmaceuticals (3.4%)
24,000	Sanofi	2,549,528
180,300	Sanofi, ADR	9,586,551

		12,136,079

Real Estate (0.9%)
98,000	Cheung Kong Holdings, Ltd.	1,738,620
2,490,000	Midland Holdings, Ltd.*	1,249,755

		2,988,375

TOTAL FOREIGN COMMON STOCKS
(Cost $21,205,511)		25,463,640

DOMESTIC HEDGE FUNDS (16.9%)
	Bay Pond Partners, LP*(a)(b)(c)	59,641,597

TOTAL DOMESTIC HEDGE FUNDS
(Cost $39,387,185)		59,641,597

FOREIGN HEDGE FUNDS (17.0%)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd., share class*(a)(b)(c)	60,290,890

TOTAL FOREIGN HEDGE FUNDS
(Cost $40,043,650)		60,290,890

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(c)	142,305
26,230	Flagstar Bancorp, Warrant, strike price $10.00, Expires 1/30/2019*(c)	225,459

		367,764

TOTAL DOMESTIC WARRANTS
(Cost $0)		367,764

TOTAL LONG TERM INVESTMENTS
(Cost $245,410,739)		338,616,777

Shares	Description	Value (Note 1)
SHORT TERM INVESTMENTS (4.4%)
Money Market Funds (4.4%)
2,680,814	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	$2,680,814
12,800,000	JPMorgan Prime Money Market Fund (7 day Yield 0.034%)	12,800,000

TOTAL SHORT TERM INVESTMENTS
	(Cost $15,480,814)	15,480,814

TOTAL INVESTMENTS (100.1%)
	(Cost $260,891,553)	354,097,591
TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)		(226,049)

TOTAL NET ASSETS (100.0%)		$353,871,542

*    Non-income producing security.

(a) Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 4).

(b) Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of June 30, 2014, these securities had a total value of $132,924,500 or 37.56% of Total Net Assets.

(c) Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of June 30, 2014 was $137,422,360 or 38.83% of Total Net Assets.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014 these securities had a total value of $4,130,096 or 1.17% of Total Net Assets.

(e) Affiliated Company (See Note 3).

Percentages are stated as a percent of the Total Net Assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LP - Limited Partnership.

Ltd. - Limited.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets

United States	75.9%

Bermuda	17.0%

France	3.8%

South Korea	1.5%

Hong Kong	0.9%

India	0.4%

Germany	0.4%

Denmark	0.2%

Other Assets and Liabilities	(0.1)%

Notes to Quarterly Consolidated Portfolio of Investments

June 30, 2014 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The First Opportunity Fund, Inc. (the “Fund”) invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies. The accompanying Consolidated Portfolio of Investments includes the investment positions of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. contains liabilities for expenses related to the subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries as of June 30, 2014 were $59,639,008.03 or 16.85% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, future cash distribution, book value, book value multiple and price to earnings multiple. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $138,021,830 (39.00% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Banks & Thrifts	$39,337,448	$660,000	$7,108,342	$47,105,790
Construction Machinery	5,346,564	–	–	5,346,564
Diversified Financial Services	19,072,287	–	4,130,096	23,202,383
Environmental Control	1,139,100	–	–	1,139,100
Healthcare Products & Services	7,417,558	–	–	7,417,558

Insurance	–	–	749,810	749,810
Mining	15,523,450	–	–	15,523,450
Mortgages & REITS	–	–	0	0
Oil & Gas	12,702,515	–	–	12,702,515
Pharmaceuticals	1,182,859	–	–	1,182,859
Registered Investment Companies (RICs)	979,600	–	–	979,600
Retail	10,796,776	–	–	10,796,776
Savings & Loans	15,213,284	3,890,135	3,568,450	22,671,869
Software & Services	21,125,529	–	–	21,125,529
Technology, Hardware & Equipment	17,617,051	–	–	17,617,051
Tobacco Products	2,688,890	–	–	2,688,890

Domestic Common Stocks	170,142,911	4,550,135	15,556,698	190,249,744

Banks & Thrifts	629,174	–	–	629,174
Insurance	1,485,321	–	–	1,485,321
Iron/Steel	5,359,680	–	–	5,359,680
National Stock Exchange	–	–	1,565,411	1,565,411
Oil & Gas	1,299,600	–	–	1,299,600
Pharmaceuticals	12,136,079	–	–	12,136,079
Real Estate	2,988,375	–	–	2,988,375

Foreign Common Stocks	23,898,229	–	1,565,411	25,463,640

Limited Partnerships	2,603,142	–	–	2,603,142
Domestic Hedge Funds	–	–	59,641,597	59,641,597
Foreign Hedge Funds	–	–	60,290,890	60,290,890
Domestic Warrants	–	367,764	–	367,764
Short Term Investments	15,480,814	–	–	15,480,814

TOTAL	$212,125,096	$4,917,899	$137,054,596	$354,097,591

The Fund evaluates transfers into or out of Levels 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period. As of June 30, 2014 there were no transfers into or out of Levels 1 and 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2014	Return of Capital	Realized loss	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Transfer into Level 3	Balance as of June 30, 2014
Domestic Common Stocks	$ 16,643,418	$ -	$ -	$ (487,250)	$ -	$ -	$ (599,470)	$ 15,556,698
Foreign Common Stocks	1,462,197	-	-	103,214	-	-	-	1,565,411
Domestic Hedge Funds	57,663,820	-	-	1,977,777	-	-	-	59,641,597
Foreign Hedge Funds	58,180,252	-	-	2,110,638	-	-	-	60,290,890

Total	$ 133,949,687	$ -	$ -	$ 3,704,379	$ -	$ -	$ (599,470)	$ 137,054,596

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)		Valuation Technique	Unobservable Inputs(a)	Range

Domestic Common Stocks:

Banks & Thrifts		$7,092,494	Comparable Company Approach	Discount for lack of marketability	10%

				Price to Tangible Book Value Multiple	1.2352x- 1.6496x

	$15,848	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%
			Future Cash Distribution	$0.02

Diversified Financial Services	$2,962,750	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.6778x

	$1,167,346	Direct Offering Price Approach	Book Value	$24.34

Insurance	$749,810	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

			Future Cash Distribution	$47.63

Mortgages & REITS	$0	Book Value Approach	Book Value Multiple	Zero Value

Savings & Loans	$3,568,450	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.4786x

Foreign Common Stocks:
National Stock Exchange	$1,565,411	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	27.4283x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease
Book Value	Increase	Decrease
Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note 2. Unrealized Appreciation/ (Depreciation)

On June 30, 2014, based on cost of $259,987,224 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $105,227,474 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $11,117,107, resulting in net unrealized appreciation of $94,110,367.

Note 3. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/01/14	Purchases	Sales	Ending Share Balance as of 6/30/14	Dividend Income	Realized Gains (Losses)	Value as of 6/30/14

Perpetual Federal Savings Bank	165,930	-	-	165,930	$ 29,867	$ -	$ 2,998,355

Redwood Financial, Inc.	40,650	-	-	40,650	-	-	1,138,200

River Valley Bancorp	89,993	-	-	89,993	18,899	-	2,013,143

Third Century Bancorp	110,500	-	-	110,500	3,315	-	842,010

TOTAL					$ 52,081	$ -	$ 6,991,708

Note 4. Restricted Securities

As of June 30, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of June 30, 2014 are as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets

Bay Pond Partners, LP	10/3/11	$ 39,387,185	$ 59,641,597	16.9%
Community Bank	2/12/08	912,100	7,086,000	2.0%
Florida Capital Group	8/23/06	2,203,175	6,494	0.0% (a)
Forethought Financial Group, Inc. - Class A(b)	11/13/09-9/30/10	0	749,810	0.2%

MidCountry Financial Corp.	10/22/04	4,654,500	3,568,450	1.0%
National Bancshares, Inc. Escrow	6/6/06	113,857	15,848	0.0% (a)
NSE India, Ltd.	4/30/10	1,517,269	1,565,411	0.4%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,962,750	0.9%
Tiptree Financial	6/4/07-7/10/09	2,058,848	1,167,346	0.3%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	60,290,890	17.0%

		$93,390,584	$137,054,596	38.7%

(a) (b)

Less than 0.05% of total net assets.

On January 7, 2014, the merger of Forethought Financial Group into Global Atlantic Group was completed. Following the merger, a holdback of the proceeds was established to fund escrow accounts. The escrow accounts will be released in installments within 3 years after the close of the merger.

Note 5. Investments in Hedge Funds

As of June 30, 2014, the Fund held investments in Hedge Funds which are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Hedge Funds and Foreign Hedge Funds.

The Hedge Funds’ investment objectives are to achieve capital appreciation through investment primarily in equity and equity-related securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector and related sectors. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investments in Hedge Funds are not publicly traded, the Fund’s ability to make withdrawals from its investments in the Hedge Funds is subject to certain restrictions which vary for each respective Hedge Fund. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur less than one year following the date of admission to the Hedge Fund. As of June 30, 2014, the Fund did not have any investments in hedge funds in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investments in Hedge Funds as of June 30, 2014:

Description	% of Net Assets as of 6/30/14	Value as of 6/30/14	Net Unrealized Gain/(Loss) as of 6/30/14	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Bay Pond Partners, LP	16.9%	$59,641,597	$20,254,412	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice

Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	17.0%	60,290,890	20,247,240	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Total	33.9%	$119,932,487	$40,501,652

The Fund did not have any outstanding unfunded commitments as of June 30, 2014.

Note 6. Line of Credit

On December 7, 2012 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $30,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP is permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period ended June 30, 2014, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $0 and 0.00%, respectively. As of June 30, 2014, the amount of such outstanding borrowings is $0. The interest rate applicable to the borrowings on June 30, 2014 was 0.00%. As of June 30, 2014 the amount of Pledged Collateral was $0.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of June 30, 2014, the value of securities on loan was $0.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended June 30, 2014.

Note 7. Subsequent Event

Redemption of Hedge Funds: The Fund has given its notice of redemption with respect to its remaining hedge fund investments. In July 2014, the Fund was notified of proposed structural changes to both of its remaining hedge fund investments. In light of the substantive nature of the proposed changes, the managers of the funds allowed investors who did not want to continue as investors under the revised fund terms to redeem their investments in the funds in an off-cycle redemption. The Advisers reviewed the proposed changes and determined that the hedge funds would no longer satisfy the Advisers’ original investment thesis. Consequently, the Advisers gave notice to the hedge fund manager of their decision to redeem the Fund’s hedge fund investments. Such redemptions will occur on September 30, 2014, the off-cycle redemption date.

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 29, 2014

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	August 29, 2014